UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

24025 Park Sorrento, Suite 410, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2016, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter ended September 30, 2016. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events

On November 16, 2016, NetSol Technologies, Inc., or the Company, issued a press release announcing that its Board of Directors had authorized the repurchase of up to 500 thousand shares of its issued and outstanding common shares. The repurchase plan is authorized for six months commencing November 16, 2016.

This information is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibits

99.1 News Release dated November 14, 2016

99.2 News Release dated November 16, 2016

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	November 16, 2016	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	November 16, 2016	/s/ Roger K. Almond
Chief Financial Officer